                      EXHIBIT 24.1

                  LIMITED POWER OF ATTORNEY


       The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint Kelly E. Miller and William J. Baumgartner, and either of them, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director or officer, as the case may be, of Miller Exploration Company, a Form S-1 Registration Statement of Miller Exploration Company, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



November 7, 1997                   /s/ C.E. "Gene" Miller
                                   --------------------------------------------
                                   C.E. "Gene" Miller, Chairman of the
                                   Board and Director

                           LIMITED POWER OF ATTORNEY


     The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint Kelly E. Miller his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director or officer, as the case may be, of Miller Exploration Company, a Form S-1 Registration Statement of Miller Exploration Company, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



November 6, 1997                   /s/ William J. Baumgartner
                                   ------------------------------------------
                                   William J. Baumgartner, Vice President-
                                     Finance, Chief Financial Officer and
                                     Director

                           LIMITED POWER OF ATTORNEY


     The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint William J. Baumgartner his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director or officer, as the case may be, of Miller Exploration Company, a Form S-1 Registration Statement of Miller Exploration Company, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



November 6, 1997                   /s/ Kelly E. Miller
                                   ----------------------------------------
                                   Kelly E. Miller, President, Chief
                                     Executive Officer and Director